UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:
                                  May 22, 2007
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Tennessee
                 (State or Other Jurisdiction of Incorporation)


            1-4682                                     22-1326940
    (Commission File Number)                (IRS Employer Identification No.)



                               8155 T&B Boulevard
                            Memphis, Tennessee 38125
               (Address of Principal Executive Offices)(Zip Code)

                                 (901) 252-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On May 22, 2007, while presenting at the Electrical Product Group (EPG) Conference, Thomas & Betts management reaffirmed the Company's 2007 full-year guidance. Dominic J. Pileggi, Chairman and Chief Executive Officer, said the Company expects full-year sales growth in the mid single-digit range and diluted earnings per share between $3.05 and $3.15, including an $0.08 per share charge taken in the first quarter for a one-time legal settlement.

A copy of the slides and transcript prepared by Thomson Financial from the Company's presentation at the EPG Conference can be found on the Investor Relations section of the Company's website, www.tnb.com.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Thomas & Betts Corporation
                                    (Registrant)


                                    By: /s/ W. David Smith, Jr.
                                    ---------------------------------
                                    W. David Smith, Jr.
                                    Assistant General Counsel and
                                    Assistant Secretary



Date:  May 23, 2007